UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12.

AXALTA COATING SYSTEMS LTD.

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Scan QR for digital voting Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report Axalta Coating Systems Ltd. Annual General Meeting of Members Thursday, June 6, 2024 10:00 AM, Eastern Daylight Time Axalta Corporate Headquarters & Global Innovation Center 1050 Constitution Avenue, Philadelphia, PA 19112 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Members To Be Held On June 6, 2024 For Members of record as of April 12, 2024 To order paper materials, use one of the following methods. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/AXTA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 27, 2024. Internet: www.investorelections.com/AXTA Call: 1-866-648-8133 Email: paper@investorelections.com If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Axalta Coating Systems Ltd. Annual General Meeting of Members THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 PROPOSAL 1. Election of nine directors to serve until the 2025 Annual General Meeting of Members 1.01 Jan A. Bertsch 1.02 William M. Cook 1.03 Tyrone M. Jordan 1.04 Deborah J. Kissire 1.05 Rakesh Sachdev 1.06 Samuel L. Smolik 1.07 Kevin M. Stein 1.08 Chris Villavarayan 1.09 Mary S. Zappone 2. Appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm and auditor until the conclusion of the 2025 Annual General Meeting of Members and delegation of authority to the Board, acting through the Audit Committee, to set the terms and remuneration thereof 3. Non-binding advisory vote to approve the compensation of our named executive officers